SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 27, 2008

ULTRA CLEAN HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50646		61-1430858
(Commission File Number)		(IRS Employer Identification No.)

26462 CORPORATE AVENUE, HAYWARD, CA		94545
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (510) 576-4400

150 INDEPENDENCE DRIVE, MENLO PARK, CA 94025
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Conditions

On October 27, 2008, Ultra Clean Holdings, Inc. issued a press release announcing its financial results for the third quarter ended September 26, 2008. A copy of the press release announcing the Company’s financial results is included as an exhibit to and incorporated by reference in this Current Report on Form 8-K. This Current Report on Form 8-K is furnished pursuant to Item 2.02 of Form 8-K and is not intended to be incorporated by reference into future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 unless expressly incorporated by reference in such filings.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1:             Press Release issued by Ultra Clean Holdings, Inc. dated October 27, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTRA CLEAN HOLDINGS, INC.

Date:	October 27, 2008	By:	/s/ Jack Sexton
			Name:	Jack Sexton
			Title:	Vice President and Chief Financial Officer